UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2006

Duska Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33023	86-0982792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-6690

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 15, 2006, Duska Therapeutics, Inc. (the “Company”) entered into Note and Warrant Purchase Agreement (the “Graiwer Agreement”) with Manuel Graiwer (“Graiwer”) whereby the Company issued a convertible promissory note (the “Graiwer Note”) in the principal amount of $25,000 and a warrant (the “Graiwer Warrant”) to purchase 166,667 shares of the Company’s common stock to Graiwer. As consideration, Graiwer paid the Company $25,000.

Pursuant to the Graiwer Agreement and the Graiwer Note, the Company agreed to pay Graiwer $25,000 plus interest of seven percent per annum on the outstanding principal amount. Unless earlier converted into common stock of the Company, the Graiwer Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Graiwer Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

The holder may also elect to convert the Graiwer Note into shares of common stock of the Company. The total number of shares that may be issued upon conversion is 500,000 (the principal amount of the Graiwer Note divided by $0.05). So long as no event of default has occurred, the holder has the right to convert all or a portion of the outstanding principal and accrued interest into shares of common stock of the Company at a rate of $0.05, or if there has been an event of default, at a conversion rate of $0.02.

Pursuant to the Graiwer Agreement, the Company also issued Graiwer the Graiwer Warrant to purchase up to 166,667 (the principal amount of the Graiwer Note divided by $0.15) shares of common stock of the Company. The Graiwer Warrant exercise price is $0.15 per share. The Graiwer Warrant may be exercised at any time up to and including 5:00 p.m. on September 15, 2011.

On September 15, 2006, the Company also entered into Note and Warrant Purchase Agreement (the “Kaplan Agreement”) with Gary Kaplan (“Kaplan”) whereby the Company issued a convertible promissory note (the “Kaplan Note”) in the principal amount of $25,000 and a warrant (the “Kaplan Warrant”) to purchase 166,667 shares of the Company’s common stock to Kaplan. As consideration, Kaplan paid the Company $25,000.

Pursuant to the Kaplan Agreement and the Kaplan Note, the Company agreed to pay Kaplan $25,000 plus interest of seven percent per annum on the outstanding principal amount. Unless earlier converted into common stock of the Company, the Kaplan Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Kaplan Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

The holder may also elect to convert the Kaplan Note into shares of common stock of the Company. The total number of shares that may be issued upon conversion is 500,000 (the principal amount of the Kaplan Note divided by $0.05). So long as no event of default has occurred, the holder has the right to convert all or a portion of the outstanding principal and accrued interest into shares of common stock of the Company at a rate of $0.05, or if there has been an event of default, at a conversion rate of $0.02.

Pursuant to the Kaplan Agreement, the Company also issued Kaplan the Kaplan Warrant to purchase up to 166,667 (the principal amount of the Kaplan Note divided by $0.15) shares of common stock of the Company. The Kaplan Warrant exercise price is $0.15 per share. The Kaplan Warrant may be exercised at any time up to and including 5:00 p.m. on September 15, 2011.

On September 15, 2006, the Company also entered into Note and Warrant Purchase Agreement (the “Sobol Trust Agreement”) with the Phillip and Debra Sobol Trust (the “Sobol Trust”) whereby the Company issued a convertible promissory note (the “Sobol Trust Note”) in the principal amount of $25,000 and a warrant (the “Sobol Trust Warrant”) to purchase 166,667 shares of the Company’s common stock to the Sobol Trust. As consideration, the Sobol Trust paid the Company $25,000.

Pursuant to the Sobol Trust Agreement and the Sobol Trust Note, the Company agreed to pay the Sobol Trust $25,000 plus interest of seven percent per annum on the outstanding principal amount. Unless earlier converted into common stock of the Company, the Sobol Trust Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Sobol Trust Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

The holder may also elect to convert the Sobol Trust Note into shares of common stock of the Company. The total number of shares that may be issued upon conversion is 500,000 (the principal amount of the Sobol Trust Note divided by $0.05). So long as no event of default has occurred, the holder has the right to convert all or a portion of the outstanding principal and accrued interest into shares of common stock of the Company at a rate of $0.05, or if there has been an event of default, at a conversion rate of $0.02.

Pursuant to the Sobol Trust Agreement, the Company also issued the Sobol Trust the Sobol Trust Warrant to purchase up to 166,667 (the principal amount of the Sobol Trust Note divided by $0.15) shares of common stock of the Company. The Sobol Trust Warrant exercise price is $0.15 per share. The Sobol Trust Warrant may be exercised at any time up to and including 5:00 p.m. on September 15, 2011.

On September 18, 2006, the Company also entered into Note and Warrant Purchase Agreement (the “Angerman Agreement”) with Alex Angerman (“Angerman”) whereby the Company issued a convertible promissory note (the “Angerman Note”) in the principal amount of $25,000 and a warrant (the “Angerman Warrant”) to purchase 166,667 shares of the Company’s common stock to Angerman. As consideration, Angerman paid the Company $25,000.

Pursuant to the Angerman Agreement and the Angerman Note, the Company agreed to pay Angerman $25,000 plus interest of seven percent per annum on the outstanding principal amount. Unless earlier converted into common stock of the Company, the Angerman Note becomes due and payable on the earlier of (i) September 18, 2007, (ii) the acceleration of maturity for an event of default as defined in the Angerman Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

The holder may also elect to convert the Angerman Note into shares of common stock of the Company. The total number of shares that may be issued upon conversion is 500,000 (the principal amount of the Angerman Note divided by $0.05). So long as no event of default has occurred, the holder has the right to convert all or a portion of the outstanding principal and accrued interest into shares of common stock of the Company at a rate of $0.05, or if there has been an event of default, at a conversion rate of $0.02.

Pursuant to the Angerman Agreement, the Company also issued Angerman the Angerman Warrant to purchase up to 166,667 (the principal amount of the Angerman Note divided by $0.15) shares of common stock of the Company. The Angerman Warrant exercise price is $0.15 per share. The Angerman Warrant may be exercised at any time up to and including 5:00 p.m. on September 18, 2011.

The form of the above-referenced Agreements, which include the Notes and Warrants as exhibits, is filed as Exhibit 10.1 hereto and its terms and conditions are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued to Graiwer the Graiwer Note, pursuant to which it agreed to pay Graiwer $25,000 plus interest of seven percent per annum on the outstanding principal amount. At the holder’s option, the Graiwer Note may be converted into shares of the Company’s common stock. Unless earlier converted into common stock of the Company, the Graiwer Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Graiwer Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued to Kaplan the Kaplan Note, pursuant to which it agreed to pay Kaplan $25,000 plus interest of seven percent per annum on the outstanding principal amount. At the holder’s option, the Kaplan Note may be converted into shares of the Company’s common stock. Unless earlier converted into common stock of the Company, the Kaplan Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Kaplan Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued to the Sobol Trust the Sobol Trust Note, pursuant to which it agreed to pay the

Sobol Trust $25,000 plus interest of seven percent per annum on the outstanding principal amount. At the holder’s option, the Sobol Trust Note may be converted into shares of the Company’s common stock. Unless earlier converted into common stock of the Company, the Sobol Trust Note becomes due and payable on the earlier of (i) September 15, 2007, (ii) the acceleration of maturity for an event of default as defined in the Sobol Trust Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued to Angerman the Angerman Note, pursuant to which it agreed to pay Angerman $25,000 plus interest of seven percent per annum on the outstanding principal amount. At the holder’s option, the Angerman Note may be converted into shares of the Company’s common stock. Unless earlier converted into common stock of the Company, the Angerman Note becomes due and payable on the earlier of (i) September 18, 2007, (ii) the acceleration of maturity for an event of default as defined in the Angerman Note or (iii) at any time after the Company’s completion of a qualified financing in an amount not less than $500,000, upon 20 days notice from the holder.

Item 3.02. Unregistered Sales of Equity Securities.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued Graiwer (i) the Graiwer Note, which is convertible into 500,000 shares of the Company’s common stock at a conversion rate of either $0.02 or $0.05 per share and (ii) the Graiwer Warrant to purchase 166,667 shares of the Company’s common stock, at an exercise price of $0.15. The securities were issued by the Company in reliance upon an exemption from registration under Rule 506, Section 4(2) of the Securities and Exchange Act of 1933.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued Kaplan (i) the Kaplan Note, which is convertible into 500,000 shares of the Company’s common stock at a conversion rate of either $0.02 or $0.05 per share and (ii) the Kaplan Warrant to purchase 166,667 shares of the Company’s common stock, at an exercise price of $0.15. The securities were issued by the Company in reliance upon an exemption from registration under Rule 506, Section 4(2) of the Securities and Exchange Act of 1933.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued the Sobol Trust (i) the Sobol Trust Note, which is convertible into 500,000 shares of the Company’s common stock at a conversion rate of either $0.02 or $0.05 per share and (ii) the Sobol Trust Warrant to purchase 166,667 shares of the Company’s common stock, at an exercise price of $0.15. The securities were issued by the Company in reliance upon an exemption from registration under Rule 506, Section 4(2) of the Securities and Exchange Act of 1933.

As described Item 1.01, which discussion is incorporated herein by reference, the Company issued Angerman (i) the Angerman Note, which is convertible into 500,000 shares of the Company’s common stock at a conversion rate of either $0.02 or $0.05 per share and (ii) the

Angerman Warrant to purchase 166,667 shares of the Company’s common stock, at an exercise price of $0.15. The securities were issued by the Company in reliance upon an exemption from registration under Rule 506, Section 4(2) of the Securities and Exchange Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Graiwer Note and Warrant Purchase Agreement, form of Kaplan Note and Warrant Purchase Agreement, form of Kaplan Note and Warrant Purchase Agreement, form of Sobol Trust Note and Warrant Purchase Agreement and form of Angerman Note and Warrant Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC.

By:	/s/ Amir Pelleg, Ph.D.
Amir Pelleg, Ph.D.,
President

Dated: October 3, 2006